EX-35.2
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.



Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, NY 10019



RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer and/or Trust Administrator, as applicable under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.


February 22, 2008

/s/ Melissa Loiselle
MELISSA LOISELLE
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

List of Servicing Agreement(s) and Series

 1 Pooling and Servicing Agreement for MASTR SPEC LN TR05-2, Wells Fargo Bank,
   N.A. as Master Servicer

 2 Pooling and Servicing Agreement for MABS 2006-FRE2, Wells Fargo Bank, N.A.
   as Master Servicer and Trust Administrator, as applicable

 3 Pooling and Servicing Agreement for MASTR Asset Backed Securities Trust
   2007-HE1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 4 Pooling and Servicing Agreement for MASTR ABS 2006-HE4, Wells Fargo
   Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 5 Pooling and Servicing Agreement for MASTR Asset Backed Securities Trust
   2006-HE5, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 6 Pooling and Servicing Agreement for MASTR ABS Trust  2006-AM3, Wells Fargo
   Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 7 Pooling and Servicing Agreement for MASTR Asset Backed Securities Trust
   2006-NC3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 8 Pooling and Servicing Agreement for MASTR ABS 2004-HE1, Wells Fargo Bank,
   N.A. as Master Servicer

 9 Pooling and Servicing Agreement for MASTR ABS 2005-HE1, Wells Fargo Bank,
   N.A. as Master Servicer

10 Pooling and Servicing Agreement for MASTR Asset Backed Securities Trust
   2007-HE2 Mortgage Pass-Through Certificates, Series 2007-HE2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

11 Pooling and Servicing Agreement for MASTR SPEC LN TR04-2, Wells Fargo Bank,
   N.A. as Master Servicer

12 Pooling and Servicing Agreement for MASTR ABS 2006-WMC4, Wells Fargo Bank,
   N.A. as Master Servicer and Trust Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

13 Pooling and Servicing Agreement for MASTR SPEC LN TR05-3, Wells Fargo Bank,
   N.A. as Master Servicer

14 Pooling and Servicing Agreement for MASTR Asset Backed Securities Trust
   2007-WMC1, Wells Fargo Bank, N.A. as Master Servicer and Trust
   Administrator, as applicable

15 Pooling and Servicing Agreement for MASTR ABS 2006-WMC2, Wells Fargo Bank,
   N.A. as Master Servicer and Trust Administrator, as applicable

16 Pooling and Servicing Agreement for MASTR ABS 2006-HE2, Wells Fargo Bank,
   N.A. as Master Servicer and Trust Administrator, as applicable

17 Pooling and Servicing Agreement for MASTR ABS 2006-HE1, Wells Fargo Bank,
   N.A. as Master Servicer and Trust Administrator, as applicable

18 Pooling and Servicing Agreement for MASTR SPEC LN TR06-1, Wells Fargo Bank,
   N.A. as Master Servicer

19 Pooling and Servicing Agreement for MABS 2006-AM2, Wells Fargo Bank, N.A. as
   Master Servicer and Trust Administrator, as applicable

20 Pooling and Servicing Agreement for MASTR ABS 2006-HE3, Wells Fargo Bank,
   N.A. as Master Servicer and Trust Administrator, as applicable

21 Pooling and Servicing Agreement for MASTR ABS 2006-WMC3, Wells Fargo Bank,
   N.A. as Master Servicer and Trust Administrator, as applicable

22 Pooling and Servicing Agreement for MASTR SPEC LN TR06-2, Wells Fargo Bank,
   N.A. as Master Servicer

23 Pooling and Servicing Agreement for MASTR ABS 2006-NC2, Wells Fargo Bank,
   N.A. as Master Servicer and Trust Administrator, as applicable

24 Pooling and Servicing Agreement for MASTR SPEC LN TR06-3, Wells Fargo Bank,
   N.A. as Master Servicer

25 Pooling and Servicing Agreement for MASTR SPEC LN TR05-1, Wells Fargo Bank,
   N.A. as Master Servicer